SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 26, 2002
(Date of earliest event reported)

Commission File No. 333-97547





                    Bank of America Mortgage Securities, Inc.
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        Delaware                                                  94-324470
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(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


     201 North Tryon Street, Charlotte, North Carolina,            28255
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Address of principal executive offices                           (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events
              ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------------------
      (99)                                      Computational Materials
                                                prepared by Banc of America
                                                Securities LLC in connection
                                                with Bank of America Mortgage
                                                Securities, Inc., Mortgage
                                                Pass-Through Certificates,
                                                Series 2002-9

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANK OF AMERICA MORTGAGE
                                   SECURITIES, INC.


September 26, 2002

                                   By:    /s/ Judy Lowman
                                          --------------------------
                                          Name:   Judy Lowman
                                          Title:  Vice President

                                INDEX TO EXHIBITS



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------
   (99)                 Computational Materials                  P
                        prepared by Banc of
                        America Securities
                        LLC in connection
                        with Bank of America
                        Mortgage Securities, Inc.,
                        Mortgage Pass-Through
                        Certificates, Series 2002-9